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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Modem Media, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 11, 2004.

                           WS CAPITAL, L.L.C.

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WS CAPITAL MANAGEMENT, L.P.

                           By: WS Capital, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WALKER SMITH CAPITAL, L.P.

                           By: WS Capital Management, L.P., its general partner

                           By: WS Capital, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WALKER SMITH CAPITAL (Q.P.), L.P.

                           By: WS Capital Management, L.P., its general partner

                           By: WS Capital, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

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                           WALKER SMITH INTERNATIONAL FUND, LTD.

                           By: WS Capital Management, L.P., its agent and
                               attorney-in-fact

                           By: WS Capital, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WSV MANAGEMENT, L.L.C.

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WS VENTURES MANAGEMENT, L.P.

                           By: WSV Management, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WS OPPORTUNITY FUND, L.P.

                           By: WS Ventures Management, L.P., its general partner

                           By: WSV Management, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                           WS OPPORTUNITY FUND (Q.P.), L.P.

                           By: WS Ventures Management, L.P., its general partner

                           By: WSV Management, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

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                           WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                           By: WS Ventures Management, L.P., its agent and
                               attorney-in-fact

                           By: WSV Management, L.L.C., its general partner

                           By:   /s/ Reid S. Walker
                               -------------------------------------------------
                               Reid S. Walker, Member

                                 /s/ Reid S. Walker
                               -------------------------------------------------
                               REID S. WALKER

                                 /s/ G. Stacy Smith
                               -------------------------------------------------
                               G. STACY SMITH

                                 /s/ Patrick P. Walker
                               -------------------------------------------------
                               PATRICK P. WALKER